EXHIBIT  23.1



TERRY AMISANO LTD.                                    AMISANO HANSON
KEVIN HANSON, CA                                   CHARTERED ACCOUNTANTS



         CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Registration Statement on Form SB-2A of our report dated November 21, 2003, relating to the financial statements of Stanford Management Ltd., as of August 31, 2003 and the reference to our firm as experts in the Registration Statement.

Vancouver,  Canada                              /s/  "Amisano  Hanson"
August 16,  2004                                 Chartered  Accountants